Nationwide Life Insurance Company: • Nationwide Variable Account - 9

Prospectus supplement dated January 28, 2010

to Prospectus dated May 1, 2009

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying mutual fund as an investment option under your contract.  Effective immediately, the sub-advisor changed it name as indicated below:

Underlying Mutual Fund	Old Sub-adviser Name	New Sub-adviser Name
Nationwide Variable Insurance Trust: NVIT Multi-Manager International Growth Fund – Class I	Invesco AIM Capital Management, Inc.	Invesco Advisers, Inc.

The other sub-adviser to this underlying mutual fund, American Century Global Investment Management, Inc., will remain unchanged.